                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                  AMENDING THE
                           CURRENT REPORT OF FORM 8-K
                             FILED ON APRIL 8, 1999

                         Pursuant to Section 13 or 15(d)
                       of Securities Exchange Act of 1934

                 DATE OF EARLIEST EVENT REPORTED: MARCH 24, 1999

                              TRISTAR AEROSPACE CO.
             (Exact name of registrant as specified in its charter)

-----------------------------------------------------------------------------
      DELAWARE                        0001-04021                 75-2665751
------------------------------------------------------------------------------
(State or other jurisdiction of   (Commission File No.)     (I.R.S. Employer
      incorporation)                                       Identification No.)
------------------------------------------------------------------------------

                              2527 Willowbrook Road
                                    Suite 200

                            Dallas, Texas 75220-4420
                    (Address of principal executive offices)

                                  214-366-5000
              (Registrant's telephone number, including area code)

Item 7.  Financial Statements and Exhibits

(a)  Financial Statements of Business Acquired

     This Form 8-K/A is being filed to include in the Current Report on Form 8-K filed by the Registrant with the Securities and Exchange Commission on April 8, 1999 the financial statements and pro forma financial information required by
Item 7.

     The required financial statements of the business acquired by the Registrant are included as exhibits to this Form 8-K/A.

(b)  Pro Forma Financial Information

     The required pro forma financial information of the Registrant is included as an exhibit to this Form 8-K/A.

(c)  Exhibits

Pro Forma Financial Statements:

TriStar Aerospace Co. and Subsidiaries Unaudited Pro Forma Financial
  Statements

Introduction to Unaudited Pro Forma Financial Statements                    F-1

Unaudited Pro Forma Consolidated Statements of Operations:

  Six Months Ended March 31, 1999                                           F-2

  Twelve Months Ended September 30, 1998                                    F-3

Notes to Unaudited Pro Forma Consolidated Financial Statements              F-4


Historical Financial Statements:

Standard Parts and Equipment Corporation

Independent Auditor's Report                                                F-5

Balance Sheet as of December 31, 1998                                       F-6

Statement of Operations for Year Ended December 31, 1998                    F-7

Statement of Stockholders' Equity for Year Ended December 31, 1998          F-8

Statement of Cash Flows for Year Ended December 31, 1998                    F-9

Notes to Financial Statements                                               F-10


23.1 Consent of McCaslin & Company, P.C.

                     TRISTAR AEROSPACE CO. AND SUBSIDIARIES
            INTRODUCTION TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

     Unless the context otherwise requires, reference to the "Company" in this Form 8-K/A includes TriStar Aerospace Co. and its subsidiaries. The Pro Forma Consolidated Financial Statements should be read in conjunction with the Consolidated Financial Statements of the Company and the related notes thereto, and management's discussion and analysis of financial condition and results of operations related thereto, all of which are included in the Company's Annual Report on Form 10-K for the period ended September 30, 1998 filed with the United States Securities and Exchange Commission.

     On March 24, 1999, a subsidiary of TriStar Aerospace Co. consummated the acquisition of all of the issued and outstanding capital stock of Standard Parts and Equipment Corporation ("SPEC" or "Business Acquired"). SPEC is engaged in the business of distributing aerospace fasteners, fastening systems and related hardware to the aerospace industry. SPEC is based in Fort Worth, Texas. The allocation of the purchase price to the assets acquired and liabilities assumed has been initially assigned and recorded based on preliminary estimates of fair value and may be revised as additional information concerning the valuation of such assets and liabilities becomes available.

      The following unaudited pro forma financial statements of the Company give effect to: (i) the activity of the Company and (ii) the activity of the Business Acquired for the periods prior to the consummation of the acquisition, as if the acquisition occurred on October 1, 1997.

     The unaudited pro forma consolidated statement of operations for the six months ended March 31, 1999 is based upon:

          (i) the unaudited consolidated statement of operations of the Company for six months ended March 31, 1999; and

         (ii) the unaudited statement of operations of SPEC for the period from October 1, 1998 through the acquisition date of March 24, 1999.

      The unaudited pro forma consolidated statement of operations for the twelve months ended September 30, 1998 is based upon:

          (i) the consolidated statement of operations of the Company for the twelve months ended September 30, 1998; and

         (ii) the consolidated statement of operations of SPEC for the twelve months ended December 31, 1998.

      Due to the difference in the fiscal year end for the Company and SPEC, the results of operations for SPEC for the three-month period ended December 31, 1998 are included in both of the pro forma financial statements described above. Revenues and net income for SPEC during this period were $6,946,000 and $1,729,000, respectively.

      The pro forma financial statements have been prepared based upon certain assumptions and include all adjustments as detailed in the Notes to Unaudited Pro Forma Financial Statements. The pro forma financial data does not purport to represent what the Company's financial position or results of operations would actually have been if the transactions had occurred on those dates or to project the Company's financial position or results of operations for any future period.

                     TRISTAR AEROSPACE CO. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED MARCH 31, 1999
                      (In Thousands, except per share data)

                                                                   Standard
                                                     TriStar       Parts and                              Pro Forma
                                                    Aerospace      Equipment       Pro Forma              Financial
                                                       Co.        Corporation     Adjustments            Statements
---------------------------------------------------------------------------------------------------------------------
Revenues                                           $101,628         $12,325       $   (951)        A     $ 113,002
Cost of sales                                        68,847           8,338           (655)        A        76,530
                                                   --------         -------       -------                ---------
    Gross profit                                     32,781           3,987           (296)                 36,472
Operating expenses                                   14,849           1,509            434         B        16,667
                                                                                      (125)        E
                                                   --------         -------       -------                ---------
    Operating income                                 17,932           2,478           (605)                 19,805
Other (income) expense                                 (119)             -                                    (119)
Interest expense                                      3,186             158           (158)        C         4,303
                                                                                     1,117         D
                                                   --------         -------       -------                ---------
    Income before taxes                              14,865           2,320        (1,564)                  15,621
Income taxes                                          5,750              -            342          E         6,092
                                                   --------         -------       -------                ---------
    Net Income                                     $  9,115         $ 2,320       $(1,906)               $   9,529
                                                   --------         -------       -------                ---------
                                                   --------         -------       -------                ---------
Earnings per share:
  Basic                                                                                                  $    0.56
  Diluted                                                                                                $    0.52

Weighted average shares outstanding:
  Basic                                                                                                     17,125
  Diluted                                                                                                   18,185

      See notes to unaudited pro forma consolidated financial statements.

                     TRISTAR AEROSPACE CO. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     TWELVE MONTHS ENDED SEPTEMBER 30, 1998
                      (In Thousands, except per share data)

                                                                      Standard
                                                       TriStar        Parts and                             Pro Forma
                                                      Aerospace       Equipment       Pro Forma             Financial
                                                         Co.         Corporation     Adjustments            Statements
---------------------------------------------------------------------------------------------------------------------
Revenues                                              $185,945         $27,483         $(1,422)    A         $212,006
Cost of sales                                          126,372          18,192            (982)    A          143,582
                                                      --------         -------         -------               --------
    Gross profit                                        59,573           9,291            (440)                68,424
Operating expenses, including stock options             29,430           4,915             867     B           35,121
                                                                                           (91)    E
                                                      --------         -------         -------               --------
    Operating income                                    30,143           4,376          (1,216)                33,303
Other (income) expense                                    (163)             -                                    (163)
Interest expense                                         5,475             375            (375)    C            7,708
                                                                                         2,233     D
                                                      --------         -------         -------               --------
    Income before taxes                                 24,831           4,001          (3,074)                25,758
Income taxes                                             9,048              -              998     E           10,046
                                                      --------         -------         -------               --------
    Net Income                                        $ 15,783         $ 4,001          (4,072)                15,712
                                                      --------         -------         -------               --------
                                                      --------         -------         -------               --------
Earnings per share:
  Basic                                                                                                     $    0.94
  Diluted                                                                                                   $    0.87

Weighted average shares outstanding:
  Basic                                                                                                        16,741
  Diluted                                                                                                      18,011

       See notes to unaudited pro forma consolidated financial statements.

                     TRISTAR AEROSPACE CO. AND SUBSIDIARIES
         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

A. Reflects the elimination of sales and cost of sales between the Company and SPEC consummated prior to March 24, 1999.

B. Reflects the amortization of $26,017,000 in goodwill recorded from the acquisition of SPEC.

C. Reflects the adjustment to interest expense resulting from the repayment of $3,475,000 in aggregate principal amount of indebtedness of SPEC.

D. Reflects the adjustment to interest expense resulting from borrowings of $31,600,000 under the Company's existing credit agreement to fund the acquisition of SPEC.

E. Reflects the provision for income taxes for SPEC, which was previously a subchapter S corporation.

                          INDEPENDENT AUDITOR'S REPORT

Board of Directors
Standard Parts and Equipment Corporation

We have audited the accompanying balance sheet of Standard Parts and Equipment Corporation as of December 31, 1998 and the related statements of operations, stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Standard Parts and Equipment Corporation as of December 31, 1998 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

                              McCaslin & Company, P.C.

Ft. Worth, Texas
February 18, 1999

                     STANDARD PARTS AND EQUIPMENT CORPORATION
                                 Balance Sheet
                               December 31, 1998
                (In Thousands, except share and per share data)

ASSETS
Current Assets
  Cash                                                                                                        $   101
  Accounts receivable-trade, net of allowance for bad debts of $97                                              3,023
  Inventories                                                                                                  12,324
  Prepaid expenses and other                                                                                      111
                                                                                                              -------
    Total Current Assets                                                                                       15,559
Property and equipment, net                                                                                       339
Other assets                                                                                                        4
                                                                                                              -------
TOTAL ASSETS                                                                                                  $15,902
                                                                                                              -------
                                                                                                              -------
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
  Accounts payable                                                                                            $ 1,767
  Line of credit                                                                                                1,771
  Accrued expenses                                                                                                706
  Current maturities of long-term debt                                                                            525
                                                                                                              -------
    Total Current Liabilities                                                                                   4,769
Long-term debt, net of current maturities                                                                       1,950
Stockholders' Equity
  Common stock, voting, $12.50 par , 50,000 shares authorized,
     2,400 shares issued and outstanding                                                                           30
  Common stock, non-voting, $12.50 par, 50,000 shares authorized,
    686 shares issued and outstanding                                                                               9
  Additional paid-in capital                                                                                      676
  Retained earnings                                                                                             8,468
                                                                                                              -------
    Total Stockholders' Equity                                                                                  9,183
                                                                                                              -------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                                                    $15,902
                                                                                                              -------
                                                                                                              -------

                        See Notes to Financial Statements

                    STANDARD PARTS AND EQUIPMENT CORPORATION
                             Statement of Operations
                      For the Year Ended December 31, 1998
                                 (In Thousands)

Net sales                                                                                                     $27,483
Cost of sales                                                                                                  18,192
                                                                                                              -------
    Gross Profit                                                                                                9,291
                                                                                                              -------
Expenses
  Selling                                                                                                       1,523
  General and administrative                                                                                    3,374
  Provision for bad debts                                                                                          18
  Interest                                                                                                        375
                                                                                                              -------
    Total Expenses                                                                                              5,290
                                                                                                              -------
NET INCOME                                                                                                    $ 4,001
                                                                                                              -------
                                                                                                              -------

                            See Notes to Financial Statements

                      STANDARD PARTS AND EQUIPMENT CORPORATION
                          Statement of Stockholders' Equity
                        For the Year Ended December 31, 1998
                                    (In Thousands)

                                                                              Non-Voting
                                                    Common Stock             Common Stock        Additional
                                                 -------------------      ------------------       Paid-In       Retained
                                                 Shares       Amount      Shares      Amount       Capital       Earnings
                                                 ------       ------      ------      ------       -------       --------
Balances, January 1, 1998                        2,400        $  30         686        $  9         $ 676         $ 6,167
Net income                                                                                                          4,001
Distributions to stockholders                                                                                      (1,700)
                                                 -----        -----         ---        ----         -----         -------
Balances, December 31, 1998                      2,400        $  30         686        $  9         $ 676         $ 8,468
                                                 -----        -----         ---        ----         -----         -------
                                                 -----        -----         ---        ----         -----         -------

                            See Notes to Financial Statements

                         STANDARD PARTS AND EQUIPMENT CORPORATION
                                 Statement of Cash Flows
                           For the Year Ended December 31, 1998
                                     (In Thousands)

CASH FLOWS FROM OPERATING ACTIVITIES
  Net Income                                                                                                  $ 4,001
  Adjustments to reconcile net income to net cash provided by operating activities
    Depreciation                                                                                                  107
    Provision for bad debts                                                                                        18
    Gain on sale of asset                                                                                         (10)
  Net changes in current assets and liabilities
    Accounts receivable-trade, net                                                                               (190)
    Inventories                                                                                                (2,464)
    Prepaid expenses and other                                                                                    (84)
    Accounts payable and accrued expenses                                                                         528
                                                                                                              -------
  Net Cash Provided by Operating Activities                                                                     1,906
                                                                                                              -------
CASH FLOWS FROM INVESTING ACTIVITIES
  Proceeds from sale of asset                                                                                      24
  Capital expenditures                                                                                            (42)
  Other assets                                                                                                     10
                                                                                                              -------
  Net Cash Used in Investing Activities                                                                            (8)
                                                                                                              -------
CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from borrowings                                                                                        571
  Payments made on borrowings                                                                                    (775)
  Distributions to stockholders                                                                                (1,700)
                                                                                                              -------
  Net Cash Used in Financing Activities                                                                        (1,904)
                                                                                                              -------
NET DECREASE IN CASH                                                                                               (6)

CASH
  Beginning of Year                                                                                               107
                                                                                                              -------
  END OF YEAR                                                                                                 $   101
                                                                                                              -------
                                                                                                              -------

                            See Notes to Financial Statements

                    STANDARD PARTS AND EQUIPMENT CORPORATION
                 Notes to Financial Statements December 31, 1998
                                 (In Thousands)

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING

POLICIES

Standard Parts and Equipment Corporation (the "Company") is a Texas corporation which is primarily in the business of distributing repair and replacement parts, principally fasteners, used by the aircraft industry. The Company has customers throughout the United States and in some foreign countries, which are serviced through its warehouses located in Ft. Worth, Texas; Carson, California; and Wichita, Kansas.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

ALLOWANCE FOR BAD DEBTS

The allowance for bad debts is based on prior years' experience and management's analysis of accounts receivable at year-end.

INVENTORIES

Inventories are stated at the lower of cost or market value. Cost is determined by the first-in, first-out method.

PROPERTY AND EQUIPMENT

Property and equipment is stated at cost. Maintenance and repairs are charged to operations as incurred. Material renewals and replacements, which improve or extend the useful lives of individual assets, are capitalized. Depreciation is computed utilizing the straight-line method over the estimated useful lives of the various assets.

INCOME TAXES

The Company, with the consent of its stockholders, has elected to be taxed as an S Corporation under Section 1362 of the Internal Revenue Code, which provides that, in lieu of corporate income taxes, the stockholders are taxed on the Company's taxable income. State income taxes have been provided for states not recognizing S Corporation status.

NOTE 2. CONCENTRATIONS OF CREDIT RISK

Financial instruments which potentially subject the Company to concentrations of credit risk consists primarily of trade accounts receivable and cash deposited in a financial institution in excess of the Federal Deposit Insurance Corporation's insured limit. Substantially all customers are in the aircraft industry, but such credit risk is considered by management to be limited due to the large number of customers comprising the Company's customer base.

NOTE 3.  SUPPLEMENTAL DISCLOSURES CONCERNING CASH FLOWS

The Company's operations reflect interest paid of $370 and state income taxes paid of $127 for 1998.

NOTE 4. PROPERTY AND EQUIPMENT

Property and equipment consists of the following at December 31, 1998:


                      Category                           Recovery Period
                      --------                           ---------------
Land                                                                                           $    30
Buildings                                                  5 to 25 years                           257
Fixtures and equipment                                       3-7 years                             929
Automobiles                                                   4 years                               48
                                                                                               -------
                                                                                                 1,264
Less accumulated depreciation and amortization                                                     925
                                                                                               -------
                                                                                               $   339
                                                                                               -------
                                                                                               -------

NOTE 5. LINE OF CREDIT

The Company has a revolving line of credit agreement with a bank, which expires on August 1, 1999. Borrowings under the agreement cannot exceed the lesser of $2,500 or the borrowing base amount, which is based on a percentage of eligible accounts receivable and inventories, as defined, reduced by the balance outstanding under the term note payable described in Note 6. Borrowings under this agreement bear interest payable quarterly at prime (7.75% at December 31, 1998).

NOTE 6. LONG TERM DEBT

Long-term debt consisted of the following at December 31, 1998:

Term note payable to a bank in semi-annual installments, with interest
  payable quarterly at the prime rate, due June 2002                                           $ 2,475
Less current maturities                                                                            525
                                                                                               -------
                                                                                               $ 1,950
                                                                                               -------
                                                                                               -------

The aggregate maturities of long-term debt for each of the next four years is as follows:

     1999                                                                                      $   525
     2000                                                                                          600
     2001                                                                                          600
     2002                                                                                          750
                                                                                               -------
                                                                                               $ 2,475
                                                                                               -------
                                                                                               -------

Substantially all of the Company's assets are pledged as collateral on the line of credit agreement and term note payable. In addition, these agreements contain certain restrictive covenants which, among other things, limits the amount of indebtedness the Company can incur and requires the Company to maintain a certain level of tangible net worth and cash flow, as defined. The Company was in compliance with these covenants at December 31, 1998.

NOTE 7. PROFIT-SHARING PLAN

The Company maintains a non-contributory profit-sharing plan covering substantially all employees with a minimum of one year of service. Contributions to the plan of approximately $255 were charged to operations for 1998.

NOTE 8.  COMMITMENTS

LEASE AGREEMENTS

The Company has operating leases for its office/warehouse facility in California, a sales office in New York, certain automobiles and an airplane. Rent expense of approximately $179 was charged to operations in 1998. Future minimum lease commitments at December 31, 1998 are as follows:

     1999                                                120
     2000                                                 38
                                                       -----
                                                       $ 158
                                                       -----
                                                       -----

MANAGEMENT AGREEMENTS

The Company is committed to purchase a 6.25% interest in an airplane in January 1999 for $625 and leases a 6.25% interest in another airplane under an operating lease agreement. The Company has entered into two agreements with an aircraft management company (the Aircraft Company) whereby the Aircraft Company manages these aircraft on behalf of the owners and lessees. The Company is committed to pay monthly management fees aggregating $10 relating to these agreements.

NOTE 9.  SUBSEQUENT EVENT

On February 8, 1999, the Company's stockholders entered into an agreement to sell their ownership in the Company to TriStar Aerospace Co. (TriStar) for a maximum amount of approximately $31.6 million.

                                 SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     TRISTAR AEROSPACE CO.



                                     By:  /s/ DOUGLAS E. CHILDRESS
                                          -----------------------------------
                                          Douglas E. Childress
                                          Senior Vice President and Chief
                                          Financial Officer

Dated:  June 4, 1999